UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21269

Allspring Income Opportunities Fund

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Date of reporting period: April 30, 2026

ITEM 1. REPORT TO STOCKHOLDERS

Allspring Income Opportunities Fund (EAD)
Annual Report
April 30, 2026

Notice to Shareholders
• On November 13, 2025, the Fund announced a renewal of its open-market share repurchase program (the “Buyback
Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2026 and ending on December 31, 2026. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback
Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

• The Fund’s managed distribution plan provides for the declaration of monthly distributions to common shareholders of the
Fund at an annual minimum fixed rate of 8.75% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute long-term capital gains and/or return of capital to its shareholders in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the
Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

The views expressed and any forward-looking statements are as of April 30, 2026, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Income Opportunities Fund | 1

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks a high level of current income. Capital appreciation is a secondary objective.
Strategy summary
Under normal market conditions, the Fund invests at least 80% of its total assets in below-investment-
grade (high yield) debt securities, loans and preferred stocks. These securities are rated Ba or lower by
Moody’s or BB or lower by S&P, or are unrated securities of comparable quality as determined by the subadviser.

Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Brian Keller, CFA#, Michael J. Schueller, CFA

Average annual total returns (%) as of April 30, 2026[1]

	1 year	5 year	10 year
Based on market value	8.78	4.08	7.75
Based on net asset value (NAV)	10.37	4.45	7.51
ICE BofA U.S. High Yield Constrained Index[2]	8.71	4.32	5.80
Bloomberg U.S. Universal Bond Index[3]	4.59	0.54	2.07
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s expense ratio for the year ended April 30, 2026, was 2.95% which includes 1.93% of interest expense.

[1]
Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]
The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE
BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. Returns shown are net of transaction costs beginning on
July 1, 2022. You cannot invest directly in an index. Copyright 2026. ICE Data Indices, LLC. All rights reserved.

[3]
The Bloomberg U.S. Universal Bond Index is an unmanaged market-value-weighted performance benchmark for the U.S.-dollar-denominated bond market, which includes investment-grade, high-yield, and emerging markets debt securities with maturities of one year or more. You cannot invest directly in an index.

#	Mr. Keller became a portfolio manager of the Fund on October 8, 2025.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2 | Allspring Income Opportunities Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of April 30, 2026[1]

[1]
The chart compares the performance of the Fund for the most recent ten years with the ICE BofA U.S. High Yield Constrained Index and Bloomberg U.S. Universal Bond
Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]

[1]
This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common shares. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Income Opportunities Fund | 3

Performance highlights (unaudited)
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares. Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track.
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 7.

4 | Allspring Income Opportunities Fund

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Overview
The Fund’s return based on market value was 8.78% for the 12-month period that ended April 30, 2026. During the same period, the Fund’s return based on its net asset value (NAV) was 10.37%. Based on both its market value return and NAV return, the Fund outperformed the ICE BofA U.S. High Yield Constrained Index for the 12-month period that ended April 30, 2026.
U.S. economy slowed modestly amid elevated policy uncertainty.
Over the past 12 months, U.S. economic growth moderated but remained positive while inflation stayed above the Federal Reserve’s (Fed’s) target. Growth decelerated from prior-year levels as tighter financial conditions and elevated uncertainty weighed on activity, while inflation remained sticky because of services prices and lingering cost pressures. The Fed cut rates three times, totaling 75 basis points (bps; 100 bps equal 1.00%), in the second half of 2025 before holding steady amid macroeconomic concerns. The U.S. labor market softened modestly but remained resilient, supported by solid household balance sheets. Policy uncertainty remained elevated as trade, fiscal, and regulatory initiatives continued to evolve, while heightened geopolitical tensions in the Middle East added to market volatility.

Ten largest holdings (%) as of April 30, 2026[1]
EchoStar Corp. (PIK at 6.75%), 6.75%, 11-30-2030	1.62
TransDigm, Inc., 6.63%, 3-1-2032	1.53
Citigroup, Inc., 6.63%, 2-15-2031	1.40
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 7.38%, 10-1-2032	1.39
CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 8-15-2030	1.33
DaVita, Inc., 6.88%, 9-1-2032	1.29
Rogers Communications, Inc., 7.13%, 4-15-2055	1.13
1261229 BC Ltd., 10.00%, 4-15-2032	1.10
Carvana Co., 9.00%, 6-1-2030	1.07
Tenet Healthcare Corp., 6.75%, 5-15-2031	1.06

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
In the one-year period that ended April 30, 2026, the ICE BofA U.S. High Yield Constrained Index returned 8.71%, driven by coupon income and a tightening of credit spreads following the elevated volatility at the beginning of the period. CCC-rated bonds delivered returns comparable to BB-rated credits but lagged B-rated issuers, with elevated dispersion within the CCC cohort. Returns for CCCs excluding distressed issuers were notably stronger, highlighting that weakness was concentrated in the distressed segment and weighed on aggregate CCC performance. While default rates overall remained manageable, pockets of stress persisted among issuers with high leverage, near-term maturities, or weaker free cash flow generation.
The high yield allocation moved up the credit rating spectrum.
Over the past 12 months, the Fund increased its allocation to higher-quality credits by adding exposure to BBB- and BB-rated bonds. The Fund increased allocations to the banking and consumer cyclical sectors, while reducing exposure to the electric and energy sectors.
Credit quality as of April 30, 2026[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Security selection added to relative performance during the period.
Security selection was the primary driver of relative performance over the 12-month period. At the issuer level, Enviva, Inc. and Multi-Color Corporation were the strongest contributors, while Modivcare, Inc. and Hubbard Broadcasting, Inc.* detracted the most from performance. From a sector perspective, underweights to capital goods and basic industry contributed most to relative performance, while an underweight to energy
*This security was no longer held at the end of the reporting period.

Allspring Income Opportunities Fund | 5

Performance highlights (unaudited)
and an overweight to banking were the largest detractors.
Effective maturity distribution as of April 30, 2026[1]

[1]	Figures represent the percentage of the Fund’s fixed-income securities. Allocations are subject to change and may have changed since the date specified.
Higher-quality high yield credits are expected to weather uncertainty.
While overall issuer fundamentals remain relatively healthy, leverage and coverage metrics have begun to modestly weaken. The outlook for high yield remains constructive, although this is reflected in tight spreads. Fiscal stimulus is expected to support economic growth, offset by higher gasoline prices and a likely pause in further rate cuts. At the same time, accelerating investment in AI-related infrastructure should continue to underpin growth into 2027, despite ongoing geopolitical uncertainty surrounding Iran. Absolute yields remain attractive relative to history, supporting the potential for income-driven returns even amid volatility. We believe disciplined security selection will be essential in navigating this phase of the cycle.
The leverage impact was positive.
The Fund’s use of leverage through bank borrowings had a positive impact on the NAV total return performance during this reporting period. As of April 30, 2026, the Fund had approximately 29.1% in leverage as a percentage of total assets.

6 | Allspring Income Opportunities Fund

Objective, strategies and risks
Objective, strategies and risks
Investment Objective
The Fund seeks a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary investment objective. The Fund’s investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the Fund.
Principal Investment Strategies
Under normal market conditions, the Fund allocates at least 80% of its total assets to U.S. dollar-denominated below investment-grade bonds, debentures, and other income obligations, including loans and preferred stocks (often called “high yield” securities or “junk bonds”). These securities are rated Ba or lower by Moody’s or BB or lower by S&P, or are unrated securities of comparable quality as determined by the portfolio managers. We may invest in below investment-grade debt securities of any credit quality, however, we may not purchase securities rated CCC or below at a time when 20% of the Fund’s total assets are already held with such a rating. We are not required to sell securities rated CCC or below if the 20% limit is exceeded due to security downgrades. Securities may be issued by domestic or foreign issuers (including foreign governments). The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers, excluding emerging markets securities.
For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating that the portfolio managers believe is most representative of the security’s credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The Fund may invest in securities with a broad range of maturities.
The Fund is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting securities for the Fund. In assessing the appropriate maturity and duration for the Fund and the credit quality parameters and weighting objectives for each sector and industry, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector, and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the Fund, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of the Fund. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
In other than normal market conditions, when changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the Fund may purchase higher rated U.S. debt instruments if we believe that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.
The Fund currently utilizes leverage through bank borrowings. By using leverage, the Fund seeks to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique, and there are special risks involved. There can be no assurance that the leveraging strategy employed by the Fund will be successful, and such strategy can result in losses to the Fund.
In contrast to the investment objectives of the Fund, which are fundamental, the investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.

Allspring Income Opportunities Fund | 7

Objective, strategies and risks
Material Changes During the fiscal year ended April 30th:  There were no material changes to the Fund’s principal investment strategy during the most recent fiscal year.
Other Investment Techniques and Strategies
As part of or in addition to the principal investment strategies discussed above, the Fund may at times invest a portion of its assets in the investment strategies and may use certain investment techniques as described below.
Convertible and Other Securities. The Fund’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. The Fund will not invest more than 20% of its total assets in convertible securities. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Consistent with its objective and other investment policies, the Fund may also invest a portion of its assets in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests.
Loans. The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (“Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.
Asset-Backed Securities. The Fund may invest in asset-backed securities but will not invest in mortgage-backed securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If required payments of principal and interest are not made and any credit support or enhancement is exhausted, losses or delays in payment may result. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.
Real Estate Investment Trusts. The Fund may invest a portion of its assets in real estate investment trusts (“REITs”). REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital.
U.S. Government Securities. The Fund may invest in U.S. government securities, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating, or variable rates.
Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities. Zero-coupon, step-up coupon, and pay-in-kind securities are types of debt securities that do not make regular cash interest payments. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, high yield

8 | Allspring Income Opportunities Fund

Objective, strategies and risks
securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, step-up coupon, and pay-in-kind securities.
Instead of making periodic interest payments, zero-coupon securities are sold at discounts from face value. The interest earned by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Step-up coupon bonds are debt securities that do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. To the extent these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.
Investments in Equity Securities. The Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.
Other Investment Companies. The Fund may invest in other investment companies to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
Defensive and Temporary Investments. The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.
Derivatives. The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes. In the event the Advisor uses derivatives for non-hedging purposes, no more than 3% of the Fund’s total assets will be committed to initial margin for derivatives for such purposes. The Fund may use derivatives for a variety of purposes, including:
•As a hedge against adverse changes in securities market prices or interest rates; and
•As a substitute for purchasing or selling securities.
Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.
Principal Risks
An investment in the Fund may lose money, is not a deposit of a bank, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, inflation, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and

Allspring Income Opportunities Fund | 9

Objective, strategies and risks
markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. The credit quality of a debt security may deteriorate rapidly and cause significant deterioration in the Fund’s net asset value. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Some debt securities give the issuers the option to call, redeem or prepay the securities before their maturity dates. If an issuer calls, redeems or prepays a debt security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Changes in market conditions and government policies may lead to periods of heightened volatility in the debt securities market, reduced liquidity Fund investments and an increase in Fund redemptions.
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are considered speculative and have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks, such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Leverage Risk. The use of leverage through the issuance of preferred shares and/or debt securities, or from borrowing money, may result in certain risks to the Fund. Leveraging is a speculative technique, and there are special risks involved, including the risk that downside outcomes for common shareholders are magnified as a result of losses and declines in value of portfolio securities purchased with borrowed money. In addition, the costs of the financial leverage may exceed the income from investments made with such leverage, interest rates or dividends payable on the financial leverage may affect the yield and distributions to the common shareholders, and the net asset value and market value of common shares may be more volatile than if the Fund had not been leveraged. The use of leverage may cause the Fund to have to liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that any leveraging strategies will be successful.
Certain transactions, such as derivatives, also may give rise to a form of economic leverage. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.
Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time. The Fund’s shares are designed primarily for long-term investors, and the Fund should not be viewed as a vehicle for short-term trading purposes.
Anti-takeover Provisions Risk. The Fund’s Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and supermajority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities are subject to risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Defaults on the underlying mortgages or assets may cause such securities to decline in value and become less liquid. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than

10 | Allspring Income Opportunities Fund

Objective, strategies and risks
instruments with fixed payment schedules. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. When interest rates decline or are low, borrowers may pay off their mortgage or other debts sooner than expected, which can reduce the returns of a Fund. Funds that may enter into mortgage dollar roll transactions are subject to the risk that the market value of the securities that are required to be repurchased in the future may decline below the agreed upon repurchase price. They also involve the risk that the party to whom the securities are sold may become insolvent, limiting a Fund’s ability to repurchase securities at the agreed upon price.
Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. A Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund’s return.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or reference rates, as well as the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or reference rates, and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Investing in equity securities poses risks specific to an issuer, as well as to the particular type of company issuing the equity securities. For example, investing in the equity securities of small- or mid-capitalization companies can involve greater risk than is customarily associated with investing in stocks of larger, more-established companies. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments. Negative news or a poor outlook for a particular industry or sector can cause the share prices of securities of companies in that industry or sector to decline. This risk may be heightened for a Fund that invests a substantial portion of its assets in a particular industry or sector.
Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.
Options Risk. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from

Allspring Income Opportunities Fund | 11

Objective, strategies and risks
any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities, and there may at times not be a liquid secondary market for certain options.
U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations or its creditworthiness declines, the performance of a Fund that holds securities issued or guaranteed by the entity will be adversely impacted. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality, of the U.S. Government.

12 | Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2026
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Asset-backed securities: 0.37%
Uniti Fiber ABS Issuer LLC Series 2025-1A Class B144A	6.37%	4-20-2055	$1,540,000	$1,563,105
Total asset-backed securities (Cost $1,540,000)				1,563,105

	Shares
Common stocks: 1.07%
Energy: 0.80%
Oil, gas & consumable fuels: 0.80%
Enviva, Inc. (Acquired 12-06-2024, cost $970,164)†˃	177,795	3,422,553
Health care: 0.27%
Health care providers & services: 0.27%
Modivcare Topco LLC†	206,395	1,160,972
Total common stocks (Cost $1,656,902)		4,583,525

			Principal
Corporate bonds and notes: 110.89%
Basic materials: 3.47%
Chemicals: 2.52%
Celanese U.S. Holdings LLC	6.50	4-15-2030	$2,785,000	2,848,843
Celanese U.S. Holdings LLC	7.38	7-15-2032	1,190,000	1,261,140
Chemours Co.144A	7.88	3-15-2034	1,295,000	1,324,292
Chemours Co.144A	8.00	1-15-2033	2,665,000	2,746,789
SCIH Salt Holdings, Inc.144A	6.63	5-1-2029	2,595,000	2,575,823
				10,756,887
Iron/steel: 0.95%
Cleveland-Cliffs, Inc.144A	7.00	3-15-2032	4,035,000	4,032,485
Communications: 18.04%
Advertising: 1.85%
Clear Channel Outdoor Holdings, Inc.144A	7.13	2-15-2031	3,670,000	3,815,376
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	4.63	3-15-2030	1,765,000	1,717,372
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	7.38	2-15-2031	2,260,000	2,363,689
				7,896,437
Internet: 2.34%
Arches Buyer, Inc.144A	4.25	6-1-2028	1,050,000	1,027,590
Arches Buyer, Inc.144A	6.13	12-1-2028	2,905,000	2,824,364
Match Group Holdings II LLC144A	5.63	2-15-2029	1,575,000	1,579,605
Match Group Holdings II LLC144A	6.13	9-15-2033	1,650,000	1,630,278
Wayfair LLC144A	6.75	11-15-2032	2,880,000	2,911,700
				9,973,537
Media: 9.05%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.25	1-15-2034	4,765,000	3,996,670
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.50	8-15-2030	6,100,000	5,689,867
CCO Holdings LLC/CCO Holdings Capital Corp.	4.50	5-1-2032	1,180,000	1,036,226
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 13

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Media(continued)
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.38%	6-1-2029	$1,415,000	$1,392,162
CSC Holdings LLC144A	3.38	2-15-2031	2,270,000	1,319,430
CSC Holdings LLC144A	5.50	4-15-2027	2,560,000	2,159,474
CSC Holdings LLC144A	5.75	1-15-2030	1,270,000	450,931
CSC Holdings LLC144A	11.25	5-15-2028	1,780,000	1,447,656
DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc.144A	5.88	8-15-2027	540,000	540,401
DISH DBS Corp.144A	5.75	12-1-2028	1,255,000	1,233,025
DISH Network Corp.144A	11.75	11-15-2027	4,260,000	4,397,598
EchoStar Corp. (PIK at 6.75%)¥	6.75	11-30-2030	6,819,096	6,918,771
Gray Media, Inc.144A	9.63	7-15-2032	1,800,000	1,830,087
Paramount Global	4.20	5-19-2032	1,675,000	1,463,777
Paramount Global (U.S. SOFR 3 Month+3.90%)±	6.25	2-28-2057	2,025,000	1,446,705
Sirius XM Radio LLC144A	4.13	7-1-2030	3,475,000	3,233,450
				38,556,230
Telecommunications: 4.80%
APLD ComputeCo 2 LLC144A	6.75	3-15-2031	1,500,000	1,485,083
Black Pearl Compute LLC144A	6.13	2-15-2031	1,475,000	1,496,517
Core Scientific Finance I LLC144A%%	7.75	5-15-2031	1,520,000	1,516,206
Edged Compute LLC144A	7.50	4-30-2031	1,540,000	1,509,992
Level 3 Financing, Inc.144A	3.63	1-15-2029	1,815,000	1,724,250
Level 3 Financing, Inc.144A	6.88	6-30-2033	1,970,000	2,033,103
Level 3 Financing, Inc.144A	8.50	1-15-2036	2,180,000	2,334,804
PR RNO Property Owner 1 LLC144A%%	6.50	5-1-2031	2,125,000	2,106,329
SV RNO Property Owner 1 LLC144A	5.88	3-1-2031	1,780,000	1,746,444
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC144A	8.63	6-15-2032	845,000	884,381
Windstream Services LLC/Windstream Escrow Finance Corp.144A	8.25	10-1-2031	2,315,000	2,448,571
WULF Compute LLC144A	7.75	10-15-2030	1,095,000	1,150,840
				20,436,520
Consumer, cyclical: 19.65%
Apparel: 0.95%
Beach Acquisition Bidco LLC (PIK at 10.75%)144A¥	10.00	7-15-2033	3,679,044	4,046,982
Auto manufacturers: 0.13%
Nissan Motor Acceptance Co. LLC144A	7.05	9-15-2028	530,000	543,526
Auto parts & equipment: 1.92%
Adient Global Holdings Ltd.144A	7.50	2-15-2033	2,440,000	2,495,983
Adient Global Holdings Ltd.144A	8.25	4-15-2031	435,000	453,764
American Axle & Manufacturing, Inc.	5.00	10-1-2029	1,555,000	1,510,980
American Axle & Manufacturing, Inc.144A	7.75	10-15-2033	1,075,000	1,049,552
ZF North America Capital, Inc.144A	6.88	4-23-2032	1,555,000	1,521,667
ZF North America Capital, Inc.144A	7.50	3-24-2031	1,160,000	1,161,494
				8,193,440
Distribution/wholesale: 0.14%
RB Global Holdings, Inc.144A	7.75	3-15-2031	570,000	591,819
The accompanying notes are an integral part of these financial statements.
14 | Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Entertainment: 3.71%
Churchill Downs, Inc.144A	6.75%	5-1-2031	$2,400,000	$2,454,761
Cinemark USA, Inc.144A	7.00	8-1-2032	4,250,000	4,392,247
Discovery Global Holdings, Inc.	4.05	3-15-2029	1,925,000	1,873,468
Discovery Global Holdings, Inc.	4.28	3-15-2032	1,120,000	1,014,418
Discovery Global Holdings, Inc.	5.05	3-15-2042	1,555,000	1,109,539
Six Flags Entertainment Corp.144A	7.25	5-15-2031	600,000	591,602
Six Flags Entertainment Corp./Canada’s Wonderland Co./Millennium Operations LLC144A	8.63	1-15-2032	1,280,000	1,301,313
Six Flags Entertainment Corp./Six Flags Theme Parks, Inc./Canada’s Wonderland Co.144A	6.63	5-1-2032	3,000,000	3,053,364
				15,790,712
Home builders: 1.94%
Ashton Woods USA LLC/Ashton Woods Finance Co.144A	6.88	8-1-2033	2,665,000	2,614,852
Century Communities, Inc.144A	6.63	9-15-2033	1,500,000	1,492,468
K Hovnanian Enterprises, Inc.144A	8.38	10-1-2033	2,090,000	2,099,689
LGI Homes, Inc.144A	8.75	12-15-2028	2,015,000	2,074,822
				8,281,831
Home furnishings: 0.41%
Whirlpool Corp.	6.13	6-15-2030	1,775,000	1,740,625
Housewares: 1.15%
Central Garden & Pet Co.	4.13	10-15-2030	1,025,000	968,031
Newell Brands, Inc.	6.38	5-15-2030	1,850,000	1,811,901
Newell Brands, Inc.144A	8.50	6-1-2028	2,005,000	2,095,155
				4,875,087
Leisure time: 1.76%
NCL Corp. Ltd.144A	6.25	9-15-2033	3,315,000	3,208,361
NCL Corp. Ltd.144A	6.75	2-1-2032	1,155,000	1,149,333
NCL Corp. Ltd.144A	7.75	2-15-2029	860,000	897,773
Viking Cruises Ltd.144A	5.88	10-15-2033	705,000	706,791
Viking Cruises Ltd.144A	7.00	2-15-2029	1,550,000	1,554,161
				7,516,419
Lodging: 0.50%
Genting New York LLC/GENNY Capital, Inc.144A	7.25	10-1-2029	2,100,000	2,132,537
Retail: 7.04%
Advance Auto Parts, Inc.144A	7.38	8-1-2033	2,720,000	2,806,578
Carvana Co.144A	9.00	6-1-2030	4,365,000	4,540,708
Carvana Co.144A	9.00	6-1-2031	1,500,000	1,659,370
FirstCash, Inc.144A	6.88	3-1-2032	3,230,000	3,310,365
Lithia Motors, Inc.144A	4.38	1-15-2031	2,010,000	1,909,085
Macy’s Retail Holdings LLC144A	6.13	3-15-2032	1,845,000	1,845,889
Michaels Cos., Inc.144A	8.50	3-15-2033	1,495,000	1,476,387
Michaels Cos., Inc.144A	11.00	3-15-2034	3,195,000	3,083,187
PetSmart LLC/PetSmart Finance Corp.144A	7.50	9-15-2032	2,495,000	2,526,434
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 15

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Retail(continued)
PetSmart LLC/PetSmart Finance Corp.144A	10.00%	9-15-2033	$1,700,000	$1,717,129
QXO Building Products, Inc.144A	6.75	4-30-2032	1,840,000	1,876,874
Sally Holdings LLC/Sally Capital, Inc.	6.75	4-1-2032	1,215,000	1,252,304
Sonic Automotive, Inc.144A	4.88	11-15-2031	2,065,000	1,985,437
				29,989,747
Consumer, non-cyclical: 17.36%
Commercial services: 6.26%
ADT Security Corp.144A	5.88	10-15-2033	1,030,000	1,014,702
Allied Universal Holdco LLC144A	7.88	2-15-2031	1,885,000	1,977,124
Block, Inc.	6.50	5-15-2032	2,680,000	2,731,064
CoreCivic, Inc.	8.25	4-15-2029	2,825,000	2,942,935
GEO Group, Inc.	8.63	4-15-2029	1,235,000	1,284,921
GEO Group, Inc.	10.25	4-15-2031	2,610,000	2,801,192
Herc Holdings, Inc.144A	7.00	6-15-2030	2,650,000	2,756,988
Herc Holdings, Inc.144A	7.25	6-15-2033	2,310,000	2,419,099
Service Corp. International	5.75	10-15-2032	3,150,000	3,177,773
Sotheby’s/BidFair Holdings, Inc.144A	5.88	6-1-2029	3,600,000	3,417,772
Veritiv Operating Co.144A	10.50	11-30-2030	2,030,000	2,139,163
				26,662,733
Food: 1.46%
Industrial F&B Investments III, Inc.144A	7.75	2-11-2033	1,745,000	1,763,333
Lamb Weston Holdings, Inc.144A	4.38	1-31-2032	1,705,000	1,605,853
Performance Food Group, Inc.144A	6.13	9-15-2032	1,480,000	1,500,232
U.S. Foods, Inc.144A	5.75	4-15-2033	1,350,000	1,354,955
				6,224,373
Healthcare-services: 8.29%
CHS/Community Health Systems, Inc.144A	5.25	5-15-2030	1,420,000	1,340,815
CHS/Community Health Systems, Inc.144A	6.00	1-15-2029	1,745,000	1,731,180
CHS/Community Health Systems, Inc.144A	6.88	4-15-2029	1,600,000	1,574,155
CHS/Community Health Systems, Inc.144A	10.88	1-15-2032	940,000	1,009,550
Concentra Health Services, Inc.144A	6.88	7-15-2032	3,310,000	3,430,123
DaVita, Inc.144A	6.88	9-1-2032	5,310,000	5,480,934
IQVIA, Inc.144A	6.25	6-1-2032	860,000	875,821
LifePoint Health, Inc.144A	7.00	5-1-2034	880,000	858,059
Molina Healthcare, Inc.144A	6.25	1-15-2033	2,410,000	2,407,465
MPH Acquisition Holdings LLC144A	5.75	12-31-2030	1,020,092	845,794
MPH Acquisition Holdings LLC (PIK at 0.75%)144A¥	6.75	3-31-2031	1,108,177	745,298
MPH Acquisition Holdings LLC (PIK at 5.00%)144A¥	11.50	12-31-2030	1,164,810	1,086,927
Pediatrix Medical Group, Inc.144A	5.38	2-15-2030	1,940,000	1,928,977
Radiology Partners, Inc.144A	8.50	7-15-2032	2,100,000	2,087,988
Star Parent, Inc.144A	9.00	10-1-2030	3,480,000	3,645,488
Surgery Center Holdings, Inc.144A	7.25	4-15-2032	1,800,000	1,795,195
Tenet Healthcare Corp.	6.75	5-15-2031	4,375,000	4,495,601
				35,339,370
The accompanying notes are an integral part of these financial statements.
16 | Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Pharmaceuticals: 1.35%
AdaptHealth LLC144A	5.13%	3-1-2030	$2,325,000	$2,261,065
Endo Finance Holdings LP144A	8.50	4-15-2031	3,300,000	3,498,165
				5,759,230
Energy: 10.82%
Energy-alternate sources: 0.00%
Enviva Partners LP/Enviva Partners Finance Corp.144A♦†	6.50	1-15-2026	8,490,000	0
Oil & gas: 2.85%
Aethon United BR LP/Aethon United Finance Corp.144A	7.50	10-1-2029	1,280,000	1,337,212
California Resources Corp.144A	7.00	1-15-2034	1,755,000	1,790,857
California Resources Corp.144A	8.25	6-15-2029	1,619,000	1,688,196
Caturus Energy LLC144A	8.50	2-15-2030	605,000	632,572
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.00	2-1-2031	2,975,000	2,940,185
Nabors Industries, Inc.144A	9.13	1-31-2030	2,070,000	2,173,970
SM Energy Co.144A	9.63	6-15-2033	1,440,000	1,604,563
				12,167,555
Oil & gas services: 1.68%
Archrock Partners LP/Archrock Partners Finance Corp.144A	6.63	9-1-2032	2,140,000	2,201,968
Bristow Group, Inc.144A	6.75	2-1-2033	2,430,000	2,472,740
SESI LLC144A	7.88	9-30-2030	1,985,000	2,049,796
USA Compression Partners LP/USA Compression Finance Corp.144A	6.25	10-1-2033	425,000	428,872
				7,153,376
Pipelines: 6.29%
Antero Midstream Partners LP/Antero Midstream Finance Corp.144A	5.75	10-15-2033	1,240,000	1,237,548
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	5.50	6-15-2031	800,000	790,249
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	7.50	12-15-2033	3,415,000	3,630,948
Excelerate Energy LP144A	8.00	5-15-2030	2,285,000	2,423,217
Harvest Midstream I LP144A	7.50	9-1-2028	1,640,000	1,650,806
Harvest Midstream I LP144A	7.50	5-15-2032	870,000	905,801
Prairie Acquiror LP144A	9.00	8-1-2029	2,000,000	2,088,544
Rockies Express Pipeline LLC144A	6.75	3-15-2033	950,000	990,494
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	12-31-2030	3,075,000	3,091,310
Venture Global LNG, Inc.144A	8.38	6-1-2031	1,860,000	1,939,299
Venture Global LNG, Inc.144A	9.88	2-1-2032	1,930,000	2,070,610
Venture Global LNG, Inc. (5 Year Treasury Constant Maturity+5.44%)144Aʊ±	9.00	9-30-2029	2,515,000	2,487,442
Venture Global Plaquemines LNG LLC144A	7.50	5-1-2033	3,150,000	3,493,234
				26,799,502
Financial: 21.11%
Banks: 2.80%
Citigroup, Inc. Series HH (5 Year Treasury Constant Maturity+3.00%)ʊ±	6.63	2-15-2031	5,895,000	5,967,254
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 17

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Banks(continued)
PNC Financial Services Group, Inc. Series U (5 Year Treasury Constant Maturity+3.00%)ʊ±	6.00%	5-15-2027	$2,965,000	$2,965,460
Wells Fargo & Co. (5 Year Treasury Constant Maturity+2.77%)ʊ±	6.85	9-15-2029	2,870,000	2,985,368
				11,918,082
Diversified financial services: 6.96%
Azorra Finance Ltd.144A	7.25	1-15-2031	770,000	788,738
Encore Capital Group, Inc.144A	9.25	4-1-2029	2,100,000	2,194,500
EZCORP, Inc.144A	7.38	4-1-2032	1,565,000	1,654,455
Jane Street Group/JSG Finance, Inc.144A	6.13	11-1-2032	1,315,000	1,321,914
Jane Street Group/JSG Finance, Inc.144A	6.75	5-1-2033	1,630,000	1,674,517
Jane Street Group/JSG Finance, Inc.144A	7.13	4-30-2031	2,335,000	2,420,860
Jefferson Capital Holdings LLC144A	8.25	5-15-2030	920,000	962,841
Jefferson Capital Holdings LLC144A	9.50	2-15-2029	1,475,000	1,552,070
OneMain Finance Corp.	7.13	9-15-2032	3,050,000	3,092,874
OneMain Finance Corp.	7.88	3-15-2030	2,855,000	2,976,298
PRA Group, Inc.144A	5.00	10-1-2029	1,635,000	1,552,242
Provident Funding Associates LP/PFG Finance Corp.144A	9.75	9-15-2029	1,960,000	2,041,124
Rocket Cos., Inc.144A	6.13	8-1-2030	1,030,000	1,045,280
Rocket Cos., Inc.144A	7.13	2-1-2032	2,150,000	2,222,294
United Wholesale Mortgage LLC144A	5.50	4-15-2029	3,500,000	3,339,542
United Wholesale Mortgage LLC144A	6.25	3-15-2031	890,000	825,343
				29,664,892
Insurance: 4.97%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer144A	7.38	10-1-2032	6,025,000	5,920,099
AmWINS Group, Inc.144A	6.38	2-15-2029	1,590,000	1,608,527
Asurion LLC/Asurion Co-Issuer, Inc.144A	8.00	12-31-2032	860,000	898,346
Asurion LLC/Asurion Co-Issuer, Inc.144A	8.38	2-1-2034	2,375,000	2,343,194
Athene Holding Ltd. (5 Year Treasury Constant Maturity+2.58%)±	6.88	6-28-2055	1,505,000	1,460,473
Baldwin Insurance Group Holdings LLC/Baldwin Insurance Group Holdings Finance144A	7.13	5-15-2031	1,430,000	1,447,849
Broadstreet Partners Group LLC144A	5.88	4-15-2029	3,020,000	2,973,782
Global Atlantic Fin Co. (5 Year Treasury Constant Maturity+3.55%)144A±	7.25	3-1-2056	1,480,000	1,458,781
HUB International Ltd.144A	7.38	1-31-2032	2,980,000	3,052,625
				21,163,676
Investment Companies: 0.36%
HA Sustainable Infrastructure Capital, Inc. (5 Year Treasury Constant Maturity+4.30%)±	8.00	6-1-2056	1,430,000	1,517,945
REITs: 6.02%
Blackstone Mortgage Trust, Inc.144A	7.75	12-1-2029	1,720,000	1,824,471
Brandywine Operating Partnership LP	6.13	1-15-2031	1,040,000	967,913
Brandywine Operating Partnership LP	8.88	4-12-2029	1,365,000	1,428,601
Iron Mountain, Inc.144A	4.50	2-15-2031	2,870,000	2,757,999
Iron Mountain, Inc.144A	5.25	7-15-2030	4,035,000	3,993,245
The accompanying notes are an integral part of these financial statements.
18 | Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
REITs(continued)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	7.00%	7-15-2031	$3,055,000	$3,168,426
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer144A	7.00	2-1-2030	2,005,000	2,046,971
RHP Hotel Properties LP/RHP Finance Corp.144A	5.75	3-15-2034	2,180,000	2,166,937
RHP Hotel Properties LP/RHP Finance Corp.144A	6.50	6-15-2033	2,100,000	2,163,027
Starwood Property Trust, Inc.144A	6.50	7-1-2030	2,700,000	2,766,274
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC144A	6.00	1-15-2030	810,000	782,663
Vornado Realty LP	5.75	2-1-2033	1,590,000	1,592,696
				25,659,223
Industrial: 8.70%
Aerospace/defense: 1.53%
TransDigm, Inc.144A	6.63	3-1-2032	6,335,000	6,510,435
Building materials: 1.64%
EMRLD Borrower LP/Emerald Co-Issuer, Inc.144A	6.63	12-15-2030	3,290,000	3,368,233
Quikrete Holdings, Inc.144A	6.38	3-1-2032	745,000	756,755
Quikrete Holdings, Inc.144A	6.75	3-1-2033	1,610,000	1,632,644
Standard Building Solutions, Inc.144A	6.25	8-1-2033	1,245,000	1,244,202
				7,001,834
Electrical components & equipment: 1.28%
Energizer Holdings, Inc.144A	4.38	3-31-2029	2,385,000	2,294,301
WESCO Distribution, Inc.144A	6.63	3-15-2032	3,045,000	3,153,600
				5,447,901
Electronics: 0.17%
Sensata Technologies, Inc.144A	6.63	7-15-2032	695,000	717,088
Environmental control: 0.44%
Clean Harbors, Inc.144A	6.38	2-1-2031	1,840,000	1,872,638
Machinery-diversified: 0.40%
Chart Industries, Inc.144A	9.50	1-1-2031	1,615,000	1,697,569
Packaging & containers: 1.71%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	4.00	9-1-2029	2,260,000	2,115,166
Clydesdale Acquisition Holdings, Inc.144A	8.75	4-15-2030	2,805,000	2,545,050
Sword Purchaser LLC144A	8.25	4-15-2033	2,585,000	2,644,864
				7,305,080
Transportation: 0.59%
Genesee & Wyoming, Inc.144A	6.25	4-15-2032	2,445,000	2,502,440
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 19

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Trucking & leasing: 0.94%
FTAI Aviation Investors LLC144A	7.00%	5-1-2031	$2,775,000	$2,871,909
FTAI Aviation Investors LLC144A	7.00	6-15-2032	1,095,000	1,130,299
				4,002,208
Technology: 6.93%
Computers: 0.58%
Diebold Nixdorf, Inc.144A	7.75	3-31-2030	2,355,000	2,473,846
Office/business equipment: 0.56%
Zebra Technologies Corp.144A	6.50	6-1-2032	2,320,000	2,365,130
Semiconductors: 0.36%
Entegris, Inc.144A	5.95	6-15-2030	1,530,000	1,548,819
Software: 5.43%
AthenaHealth Group, Inc.144A	6.50	2-15-2030	4,595,000	4,379,712
Cloud Software Group, Inc.144A	8.25	6-30-2032	3,200,000	3,040,121
Cloud Software Group, Inc.144A	9.00	9-30-2029	2,745,000	2,695,275
CoreWeave, Inc.144A	9.00	2-1-2031	2,590,000	2,573,578
CoreWeave, Inc.144A	9.75	10-1-2031	1,100,000	1,106,370
Ellucian Holdings, Inc.144A	6.50	12-1-2029	1,200,000	1,180,287
Oak-Eagle AcquireCo, Inc.144A	7.25	7-1-2033	1,210,000	1,246,803
Oak-Eagle AcquireCo, Inc.144A	8.75	7-1-2034	1,300,000	1,352,815
Rocket Software, Inc.144A	6.50	2-15-2029	615,000	549,133
Rocket Software, Inc.144A	9.00	11-28-2028	2,400,000	2,388,123
SS&C Technologies, Inc.144A	6.50	6-1-2032	2,600,000	2,630,765
				23,142,982
Utilities: 4.81%
Electric: 4.81%
AES Corp. (5 Year Treasury Constant Maturity+2.89%)±	6.95	7-15-2055	1,270,000	1,238,946
AES Corp. (5 Year Treasury Constant Maturity+3.20%)±	7.60	1-15-2055	1,670,000	1,701,281
Duke Energy Corp. (5 Year Treasury Constant Maturity+2.59%)±	6.45	9-1-2054	2,805,000	2,930,527
Edison International (5 Year Treasury Constant Maturity+3.86%)±	8.13	6-15-2053	1,755,000	1,800,512
EUSHI Finance, Inc. (5 Year Treasury Constant Maturity+3.14%)±	7.63	12-15-2054	2,830,000	2,929,903
PacifiCorp (5 Year Treasury Constant Maturity+3.29%)±	7.13	8-15-2056	2,395,000	2,387,186
PG&E Corp. (5 Year Treasury Constant Maturity+3.88%)±	7.38	3-15-2055	2,720,000	2,797,675
Sempra (5 Year Treasury Constant Maturity+2.87%)±	4.13	4-1-2052	1,625,000	1,601,466
Vistra Corp. (5 Year Treasury Constant Maturity+5.74%)144Aʊ±	7.00	12-15-2026	1,510,000	1,514,411
Vistra Corp. Series C (5 Year Treasury Constant Maturity+5.05%)144Aʊ±	8.88	1-15-2029	1,485,000	1,596,369
				20,498,276
Total corporate bonds and notes (Cost $465,304,636)				472,471,024
The accompanying notes are an integral part of these financial statements.
20 | Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Loans: 5.71%
Communications: 0.98%
Media: 0.63%
DIRECTV Financing LLC (U.S. SOFR 3 Month+5.25%)±	9.18%	8-2-2029	$1,963,077	$1,966,453
EW Scripps Co. (U.S. SOFR 1 Month+5.75%)±	9.53	6-30-2028	706,950	709,750
				2,676,203
Telecommunications: 0.35%
Connect Finco Sarl (U.S. SOFR 1 Month+4.50%)±	8.15	9-27-2029	1,498,532	1,501,619
Consumer, cyclical: 1.63%
Airlines: 0.38%
Vista Management Holding, Inc. (U.S. SOFR 3 Month+3.75%)±	7.44	4-1-2031	1,660,200	1,643,897
Housewares: 0.51%
American Greetings Corp. (U.S. SOFR 1 Month+5.75%)±	9.40	10-30-2029	2,169,363	2,161,228
Retail: 0.74%
Petco Health & Wellness Co., Inc. (U.S. SOFR 3 Month+4.25%)±	7.95	2-3-2031	1,660,000	1,647,135
Tory Burch LLC (U.S. SOFR 1 Month+4.00%)±	7.65	4-30-2031	1,520,000	1,506,700
				3,153,835
Consumer, non-cyclical: 0.65%
Healthcare-products: 0.27%
Bausch & Lomb Corp. (U.S. SOFR 1 Month+3.75%)±	7.40	1-15-2031	1,134,300	1,139,620
Healthcare-services: 0.38%
Modivcare Buyer LLC (U.S. SOFR 3 Month+5.00%)±	8.70	12-30-2032	1,536,667	1,359,950
MPH Acquisition Holdings LLC (U.S. SOFR 3 Month+3.75%)±	7.41	12-31-2030	243,845	243,357
				1,603,307
Energy: 0.57%
Pipelines: 0.57%
Crescent Midstream Intermediate Holdings LLC (U.S. SOFR 3 Month+3.75%)±	7.42	2-18-2033	1,480,000	1,486,172
Prairie Acquiror LP (U.S. SOFR 1 Month+3.25%)±	6.90	8-1-2029	936,037	939,547
				2,425,719
Financial: 0.22%
Insurance: 0.22%
Asurion LLC (U.S. SOFR 1 Month+4.25%)±	7.90	9-19-2030	950,319	950,319
Industrial: 1.20%
Machinery-diversified: 0.49%
TK Elevator Midco GmbH (U.S. SOFR 3 Month+2.75%)±	6.44	4-30-2030	2,065,000	2,080,487
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 21

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Packaging & containers: 0.71%
Mauser Packaging Solutions Holding Co. (U.S. SOFR 3 Month+3.50%)±	7.16%	4-15-2030	$1,525,000	$1,496,086
Owens-Illinois, Inc. (U.S. SOFR 1 Month+3.00%)±	6.65	9-30-2032	1,571,062	1,547,497
				3,043,583
Technology: 0.46%
Computers: 0.32%
McAfee Corp. (U.S. SOFR 1 Month+3.00%)±	6.65	3-1-2029	1,525,688	1,340,698
Software: 0.14%
Rocket Software, Inc. (U.S. SOFR 1 Month+3.75%)±	7.40	11-28-2028	646,870	616,092
Total loans (Cost $24,690,925)				24,336,607
Yankee corporate bonds and notes: 20.83%
Communications: 4.78%
Internet: 0.90%
Rakuten Group, Inc.144A	9.75	4-15-2029	3,505,000	3,845,025
Media: 1.49%
Virgin Media Finance PLC144A	5.00	7-15-2030	1,285,000	1,083,160
Virgin Media Secured Finance PLC144A	4.50	8-15-2030	3,565,000	3,155,411
VZ Secured Financing BV144A	5.00	1-15-2032	2,395,000	2,098,671
				6,337,242
Telecommunications: 2.39%
Rogers Communications, Inc. (5 Year Treasury Constant Maturity+2.62%)±	7.13	4-15-2055	4,675,000	4,822,779
Telecom Italia Capital SA	7.20	7-18-2036	2,095,000	2,286,802
TELUS Corp. (5 Year Treasury Constant Maturity+2.52%)±	6.63	6-9-2056	560,000	556,918
TELUS Corp. (5 Year Treasury Constant Maturity+2.77%)±	6.63	10-15-2055	2,480,000	2,507,704
				10,174,203
Consumer, cyclical: 2.70%
Airlines: 0.58%
Air Canada Pass-Through Trust Series 2020-1 Class C144A	10.50	7-15-2026	1,000,000	1,011,207
VistaJet Malta Finance PLC/Vista Management Holding, Inc.144A	6.38	2-1-2030	1,560,000	1,460,885
				2,472,092
Auto manufacturers: 0.50%
Nissan Motor Co. Ltd.144A	8.13	7-17-2035	2,005,000	2,115,419
Entertainment: 0.32%
Banijay Entertainment SASU144A	8.13	5-1-2029	1,315,000	1,357,305
Leisure time: 1.30%
Carnival Corp.144A	5.75	8-1-2032	2,790,000	2,804,028
Carnival Corp.144A	6.13	2-15-2033	2,700,000	2,739,581
				5,543,609
The accompanying notes are an integral part of these financial statements.
22 | Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Consumer, non-cyclical: 4.13%
Cosmetics/Personal Care: 1.49%
Opal Bidco SAS144A	6.50%	3-31-2032	$2,730,000	$2,779,364
Perrigo Finance Unlimited Co.	6.13	9-30-2032	3,800,000	3,575,678
				6,355,042
Food: 0.75%
Froneri Lux Finco Sarl144A	6.00	8-1-2032	3,250,000	3,214,349
Healthcare-products: 0.60%
Bausch & Lomb Corp.144A	8.38	10-1-2028	2,460,000	2,539,950
Pharmaceuticals: 1.29%
1261229 BC Ltd.144A	10.00	4-15-2032	4,540,000	4,688,812
Bausch Health Cos., Inc.144A	6.25	2-15-2029	1,080,000	794,475
				5,483,287
Energy: 1.23%
Oil & gas: 0.43%
Borr IHC Ltd./Borr Finance LLC144A	10.00	11-15-2028	892,073	931,948
Saturn Oil & Gas, Inc.144A	9.63	6-15-2029	846,000	887,138
				1,819,086
Pipelines: 0.80%
Enbridge, Inc. (5 Year Treasury Constant Maturity+3.71%)±	7.38	1-15-2083	3,325,000	3,406,270
Financial: 4.38%
Banks: 2.33%
BNP Paribas SA (5 Year Treasury Constant Maturity+2.85%)144Aʊ±	6.88	12-15-2033	2,000,000	1,986,449
BNP Paribas SA (5 Year Treasury Constant Maturity+3.73%)144Aʊ±	8.00	8-22-2031	2,270,000	2,429,118
UBS Group AG (5 Year Treasury Constant Maturity+3.40%)144Aʊ±	4.88	2-12-2027	1,570,000	1,569,489
UBS Group AG (USD SOFR ICE Swap Rate 11:00am NY 5 Year+3.24%)144Aʊ±	6.63	1-8-2031	3,005,000	3,025,915
UBS Group AG (USD SOFR ICE Swap Rate 11:00am NY 5 Year+4.16%)144Aʊ±	7.75	4-12-2031	865,000	922,744
				9,933,715
Diversified financial services: 2.05%
GGAM Finance Ltd.144A	5.88	3-15-2030	3,195,000	3,218,547
Global Aircraft Leasing Co. Ltd.144A	8.75	9-1-2027	2,895,000	2,936,431
goeasy Ltd.144A	7.63	7-1-2029	2,890,000	2,589,927
				8,744,905
Industrial: 1.81%
Electronics: 0.66%
Sensata Technologies BV144A	5.88	9-1-2030	2,800,000	2,821,300
Packaging & containers: 1.15%
Ardagh Group SA (PIK at 6.50%)144A¥	12.00	12-1-2030	1,000,000	897,400
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 23

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Packaging & containers(continued)
Trivium Packaging Finance BV144A	8.25%	7-15-2030	$1,619,000	$1,688,113
Trivium Packaging Finance BV144A	12.25	1-15-2031	2,115,000	2,305,940
				4,891,453
Technology: 1.06%
Computers: 0.70%
Seagate Data Storage Technology Pte. Ltd.144A	8.50	7-15-2031	2,840,000	2,974,837
Semiconductors: 0.36%
Kioxia Holdings Corp.144A	6.63	7-24-2033	1,460,000	1,526,228
Utilities: 0.74%
Electric: 0.74%
Algonquin Power & Utilities Corp. (5 Year Treasury Constant Maturity+3.25%)±	4.75	1-18-2082	3,220,000	3,179,194
Total yankee corporate bonds and notes (Cost $88,501,224)				88,734,511

		Yield	Shares
Short-term investments: 2.94%
Investment companies: 2.94%
Allspring Government Money Market Fund Select Class♠∞##		3.60	12,500,352	12,500,352
Total short-term investments (Cost $12,500,352)				12,500,352
Total investments in securities (Cost $594,194,039)	141.81%			604,189,124
Other assets and liabilities, net	(41.81)			(178,119,338)
Total net assets	100.00%			$426,069,786

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
†	Non-income-earning security
˃
Restricted security as to resale, excluding Rule 144A securities. The Fund held a restricted security with current value of $3,422,553 (original cost of $970,164), representing 0.80% of its net assets as of period end.

¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.
♦	The security is fair valued in accordance with procedures approved by Allspring Funds Management, LLC.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated as collateral for when-issued securities.

Abbreviations:
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
The accompanying notes are an integral part of these financial statements.
24 | Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2026

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$22,146,929	$181,961,371	$(191,607,948)	$0	$0	$12,500,352	12,500,352	$403,802
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 25

Statement of assets and liabilities—April 30, 2026
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $581,693,687)	$591,688,772
Investments in affiliated securities, at value (cost $12,500,352)	12,500,352
Cash	568
Receivable for interest	9,579,498
Receivable for investments sold	750,858
Prepaid expenses and other assets	4,862
Total assets	614,524,910
Liabilities
Secured borrowing payable	179,000,000
Payable for investments purchased	5,661,272
Dividends payable	3,161,529
Advisory fee payable	303,300
Administration fee payable	25,275
Accrued expenses and other liabilities	303,748
Total liabilities	188,455,124
Total net assets	$426,069,786
Net assets consist of
Paid-in capital	$540,598,257
Total distributable loss	(114,528,471)
Total net assets	$426,069,786
Net asset value per share
Based on $426,069,786 divided by 59,092,336 shares issued and outstanding (100,000,000 shares authorized)	$7.21
The accompanying notes are an integral part of these financial statements.
26 | Allspring Income Opportunities Fund

Statement of operations—year ended April 30, 2026
Statement of operations
Investment income
Interest	$42,975,812
Income from affiliated securities	403,802
Dividends	7,073
Total investment income	43,386,687
Expenses
Advisory fee	3,729,479
Administration fee	310,790
Custody and accounting fees	23,797
Professional fees	177,314
Registration fees	164
Shareholder report expenses	100,469
Trustees’ fees and expenses	16,703
Transfer agent fees	33,439
Interest expense	8,360,273
Other fees and expenses	25,007
Total expenses	12,777,435
Net investment income	30,609,252
Realized and unrealized gains (losses) on investments
Net realized gains on investments	719,155
Net change in unrealized gains (losses) on investments	9,277,343
Net realized and unrealized gains (losses) on investments	9,996,498
Net increase in net assets resulting from operations	$40,605,750
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 27

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2026	Year ended April 30, 2025
Operations
Net investment income	$30,609,252	$32,755,627
Net realized gains (losses) on investments	719,155	(8,987,044)
Net change in unrealized gains (losses) on investments	9,277,343	11,708,098
Net increase in net assets resulting from operations	40,605,750	35,476,681
Distributions to shareholders from
Net investment income and net realized gains	(31,796,604)	(32,965,065)
Tax basis return of capital	(6,153,085)	(4,409,065)
Total distributions to shareholders	(37,949,689)	(37,374,130)
Total increase (decrease) in net assets	2,656,061	(1,897,449)
Net assets
Beginning of period	423,413,725	425,311,174
End of period	$426,069,786	$423,413,725
The accompanying notes are an integral part of these financial statements.
28 | Allspring Income Opportunities Fund

Statement of cash flows—year ended April 30, 2026
Statement of cash flows
Cash flows from operating activities
Net increase in net assets resulting from operations	$40,605,750
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Purchases of long-term securities	(281,584,319)
Proceeds from the sales of long-term securities	282,665,833
Amortization, net	(1,250,022)
Purchases and sales of short-term securities, net	9,117,196
Decrease in receivable for investments sold	9,391,762
Decrease in receivable for interest	561,809
Decrease in prepaid expenses and other assets	2,571
Decrease in payable for investments purchased	(2,153,741)
Decrease in trustees’ fees and expenses payable	(1,802)
Increase in advisory fee payable	3,365
Increase in administration fee payable	280
Increase in accrued expenses and other liabilities	169,028
Net realized gains on unaffiliated securities	(719,155)
Net change in unrealized (gains) losses on unaffiliated securities	(9,277,343)
Net cash provided by operating activities	47,531,212
Cash flows from financing activities
Decrease in secured borrowing payable	(10,000,000)
Cash distributions paid	(37,959,143)
Net cash used in financing activities	(47,959,143)
Net decrease in cash	(427,931)
Cash
Beginning of period	428,499
End of period	$568
Supplemental cash disclosure
Cash paid for interest	$8,256,466
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 29

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$7.17	$7.20	$7.14	$7.96	$9.16
Net investment income	0.52 [1]	0.55 [1]	0.50 [1]	0.50 [1]	0.55 [1]
Net realized and unrealized gains (losses) on investments	0.16	0.05	0.14	(0.67)	(1.04)
Total from investment operations	0.68	0.60	0.64	(0.17)	(0.49)
Distributions to shareholders from
Net investment income	(0.54)	(0.56)	(0.54)	(0.52)	(0.61)
Tax basis return of capital	(0.10)	(0.07)	(0.05)	(0.14)	(0.11)
Total distributions to shareholders	(0.64)	(0.63)	(0.59)	(0.66)	(0.72)
Anti-dilutive effect of shares repurchased	0.00	0.00	0.01	0.01	0.01
Net asset value, end of period	$7.21	$7.17	$7.20	$7.14	$7.96
Market value, end of period	$6.68	$6.74	$6.45	$6.38	$7.54
Total return based on market value[2]	8.78%	14.45%	10.87%	(6.70)%	(5.19)%
Ratios to average net assets (annualized)
Gross expenses*	2.95%	3.50%	3.74%	2.74%	1.26%
Net expenses*	2.95%	3.50%	3.74%	2.74%	1.26%
Net investment income*	7.08%	7.56%	7.08%	6.85%	6.14%
Supplemental data
Portfolio turnover rate	44%	69%	50%	52%	54%
Net assets, end of period (000s omitted)	$426,070	$423,414	$425,311	$425,867	$479,457
Borrowings outstanding, end of period (000s omitted)	$179,000	$189,000	$189,000	$189,000	$194,000
Asset coverage per $1,000 of borrowing, end of period	$3,380	$3,240	$3,250	$3,253	$3,471

*	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended April 30, 2026	1.93%
Year ended April 30, 2025	2.47%
Year ended April 30, 2024	2.73%
Year ended April 30, 2023	1.70%
Year ended April 30, 2022	0.30%

[1]	Calculated based upon average shares outstanding
[2]
Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.
30 | Allspring Income Opportunities Fund

Notes to financial statements
Notes to financial statements
1.ORGANIZATION
Allspring Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of assets and liabilities.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has
Allspring Income Opportunities Fund | 31

Notes to financial statements
been determined to be doubtful based on consistently applied procedures and the fair value has decreased.  If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 8.75% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2026, the aggregate cost of all investments for federal income tax purposes was $596,625,656 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$16,362,997
Gross unrealized losses	(8,799,529)
Net unrealized gains	$7,563,468
As of April 30, 2026, the Fund had capital loss carryforwards which consist of $40,572,017 in short-term capital losses and $78,328,793 in long-term capital losses.
3.FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
32 | Allspring Income Opportunities Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2026:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Asset-backed securities	$0	$1,563,105	$0	$1,563,105
Common stocks
Energy	0	3,422,553	0	3,422,553
Health care	0	1,160,972	0	1,160,972
Corporate bonds and notes	0	472,471,024	0	472,471,024
Loans	0	24,336,607	0	24,336,607
Yankee corporate bonds and notes	0	88,734,511	0	88,734,511
Short-term investments
Investment companies	12,500,352	0	0	12,500,352
Total assets	$12,500,352	$591,688,772	$0	$604,189,124
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At April 30, 2026, the Fund had no material transfers into/out of Level 3.
4.TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets, which is generally paid monthly. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets and generally paid monthly.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended April 30, 2026.
5.CAPITAL SHARE TRANSACTIONS
The Fund has authorized capital of 100,000,000 shares with no par value. For the years ended April 30, 2026 and April 30, 2025, the Fund did not issue any shares.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 5% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the years ended April 30, 2026 and April 30, 2025, the Fund did not repurchase any of its shares under the open-market share repurchase program.
6.BORROWINGS
The Fund has borrowed $179,000,000 through a revolving line of credit administered by a major financial institution (the “Facility”). The Facility has a commitment amount of up to $194,000,000. The Fund is charged interest at the 1 Month Secured Overnight Financing Rate (SOFR) plus a spread and a commitment fee based on the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund
Allspring Income Opportunities Fund | 33

Notes to financial statements
as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at April 30, 2026 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the year ended April 30, 2026, the Fund had average borrowings outstanding of $170,452,055 at an average interest rate of 4.90% and recorded interest in the amount of $8,360,273, which represents 1.93% of its average daily net assets. The maximum balance outstanding during the year ended April 30, 2026 was $189,000,000.
7.INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended April 30, 2026 were $274,966,672 and $258,617,912, respectively.
8.DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended April 30
	2026	2025
Ordinary income	$31,796,604	$32,965,065
Tax basis return of capital	6,153,085	4,409,065
Total	$37,949,689	$37,374,130
As of April 30, 2026, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward	Total
$7,563,468	$(118,900,810)	$(111,337,342)
Temporary differences between book-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to dividends payable.
9.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
11.SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
April 24,2026	May 11,2026	June 1,2026	$0.05330
May 19,2026	June 11,2026	July 1,2026	0.05337
34 | Allspring Income Opportunities Fund

Notes to financial statements
These distributions are not reflected in the accompanying financial statements.
Allspring Income Opportunities Fund | 35

Report of independent registered public accounting firm
To the Shareholders and Board of Trustees
Allspring Income Opportunities Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Income Opportunities Fund (the Fund), including the portfolio of investments, as of April 30, 2026, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2026, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 24, 2026
36 | Allspring Income Opportunities Fund

Other information (unaudited)
Other information
Tax information
For the fiscal year ended April 30, 2026, $25,631,242 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
Delaware statutory trust act – control share acquisitions
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

Allspring Income Opportunities Fund | 37

Other information (unaudited)
Board of trustees and officers
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 91 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, Allspring Exchange-Traded Funds Trust and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Independent Trustees to serve until 2026 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee of ETF Trust, since 2024 Trustee of all other Trusts, since 2009
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
Cindy J. Miller (Born 1960)	Trustee of all Trusts, since 2026
Retired. Director, President and CEO (from 2019 to 2024) and President and COO (from 2018 to
2019) of Stericycle, Inc. President of Global Freight Forwarding (from 2016 to 2018) and
President of the firm’s European region (from 2013 to 2016) for United Parcel Service (UPS).
Director, UGI Corporation (from 2021 to 2024).
Board Member, W. W. Grainger, Inc. Board Member FedEx Freight Holding Company, Inc.
Olivia S. Mitchell (Born 1953)	Trustee of ETF Trust, since 2024 Trustee of all other Trusts, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

38 | Allspring Income Opportunities Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class II - Independent Trustees to serve until 2027 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee of ETF Trust, since 2024 Trustee of all other Trusts, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023; and Chair of the Governing Council of the
Independent Directors Council since 2024 and Vice Chair from 2023 to 2024. Audit Committee
Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee of ETF Trust, since 2024; Audit Committee Chair of ETF Trust, since 2025 Trustee of all other Trusts, since 2015; Audit Committee Chair, since 2025
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Brian S. Shlissel (Born 1964)	Trustee of all Trusts, since 2026
Retired. Previously, President and Principal Executive Officer (from 2016 to 2025) of the J.P.
Morgan Funds (a registered investment company complex), and Managing Director and Chief
Administrative Officer of Pooled Vehicles (from 2014 to 2025) at J.P. Morgan Asset Management.
Prior thereto, President and Chief Executive Officer (from 2001 to 2014) and Treasurer and Chief
Financial Officer (from 1999 to 2001) for the Allianz Global Investors Fund Complex (a registered investment company complex) and the PIMCO Closed-End Funds (a group of registered investment companies), and Managing Director and Head of Mutual Fund Services (from 1999 to
2014) at Allianz Global Investors. Director (from 2017 to 2023) and Chair of the Governance
Committee of the Expect Miracles Foundation, a not-for-profit foundation focused on cancer research. Director (from 2023 to 2025) of NICSA, a not-for-profit asset and wealth management trade association.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Income Opportunities Fund | 39

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class III - Independent Trustees to serve until 2028 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee and Chair of ETF Trust, since 2024 Trustee of all other Trusts, since 1996; Chair, since 2018
Chair of the Economic Club of Minnesota, since 2026. Vice Chair of the Economic Club of
Minnesota, from 2007-2025. President and Chief Executive Officer of Southern Minnesota
Initiative Foundation, a non-profit organization, from 2007-2025. Co-Chair of the Committee for a
Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar
Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the
University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee and Nominating and Governance Committee Chair of ETF Trust, since 2024 Trustee of all other Trusts, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee and Chair Liaison of ETF Trust, since 2024 Trustee of all other Trusts, since January 2020; previously Trustee from January 2018 to July 2019; Chair Liaison, since July 2024
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Member of the Boards of Trustees for the College of Saint Benedict
& Saint John’s University since 2025. Board member of the Minnesota Wild Foundation from
2009-2024.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

40 | Allspring Income Opportunities Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
John Kenney (Born 1965)	President of all Trusts, since 2025
President of Allspring Funds Management, LLC since 2025. Prior thereto, Head of Strategic Initiatives of Allspring
Global Investments from 2022 to 2025. Independent Board Member for the Principal Funds from 2020 to 2022,
Executive Vice President and Global Head of Affiliate Strategic Initiatives from 2015 to 2020 for Legg Mason Global
Asset Management and Managing Director, Corporate Strategy and Business Development from 2014 to 2015 for
Legg Mason Global Asset Management.

Jeremy DePalma (Born 1974)	Treasurer of ETF Trust, since 2024 Treasurer of all other Trusts, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer of ETF Trust, since 2024 Chief Compliance Officer of all other Trusts, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer of ETF Trust, since 2024 Chief Legal Officer of all other Trusts, since 2022; Secretary, since 2021
Managing Counsel of the Allspring Legal Department since 2023. Previously, Senior Counsel of the Allspring Legal
Department from 2021 to 2023; Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021; Counsel for
Barings LLC from 2015 to 2018; Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Income Opportunities Fund | 41

Automatic dividend reinvestment plan
Automatic dividend reinvestment plan
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

42 | Allspring Income Opportunities Fund

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Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com

Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2026 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-05012026-7qudw2t1 06-26
AR156 04-26

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Income Opportunities Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Income Opportunities Fund has determined that Jane A. Freeman is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Freeman is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended April 30, 2026	Fiscal year ended April 30, 2025
Audit fees	$67,250	$67,250
Audit-related fees	—	—
Tax fees (1)	—	4,960
All other fees	—	—
	$67,250	$72,210

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e)(1) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the Allspring Income Opportunities Fund; (2) non-audit tax or compliance consulting or training services provided to the Allspring Income Opportunities Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Allspring Income Opportunities Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Allspring Income Opportunities Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

William R. Ebsworth

Jane A. Freeman

Isaiah Harris, Jr.

Cindy J. Miller

Olivia S. Mitchell

Timothy J. Penny

James G. Polisson

Brian S. Shlissel

Pamela Wheelock

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Income Opportunities Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

The registrant’s statement regarding basis for approval of investment advisory contract is included as part of the Report to Shareholders filed under Item 1 of this Form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

EFFECTIVE AS OF APRIL 2026

The Allspring Income Opportunities Fund has adopted policies and procedures (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Fund. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of the Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Fund supports sound corporate governance practices within companies in which it invests. The Board of the Fund has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to Allspring Funds Management. Allspring Funds Management utilizes the Allspring Global Investments Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Fund’s portfolio securities are voted in shareholders’ best interests.

Introduction

Allspring Stewardship

As a fiduciary, Allspring is committed to effective stewardship of the assets we manage on behalf of our clients in our active investment strategies. To us, good stewardship reflects responsible, active ownership and includes both engaging with issuers and voting proxies in a manner that we believe will maximize the long-term value of our clients’ investments.

Scope

These Proxy Voting Policies and Procedures (“Policies and Procedures”) set forth how we exercise voting rights on behalf of clients that have delegated proxy voting authority to any of the following Allspring advisory entities:

•	Allspring Global Investments, LLC

•	Allspring Funds Management, LLC

•	Allspring Global Investments (UK) Limited

•	Allspring Global Investments Luxembourg S.A

•	Allspring Global Investments (Singapore) Pte. Ltd

•	Galliard Capital Management, LLC

Voting Philosophy

Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients, without regard to any relationship that Allspring or its affiliates may have with proxy issuers. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing the long-term value of our clients’ investments consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested.

Governance and Administration

Proxy Governance Committee

Allspring’s Proxy Governance Committee (“PGC”) is responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. PGC reviews the Policies and Procedures at least annually. PGC may delegate certain powers and responsibilities to proxy voting working groups. PGC reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups.

PGC Meetings

PGC meets at least quarterly but may be convened more frequently as necessary (for example, to discuss a specific proxy proposal). PGC shall convene or act through written consent, including through the use of electronic systems of record, of a majority of PGC members. Any working group of the PGC shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time.

PGC Membership

PGC voting members are identified in the Allspring Proxy Charter. Changes to the membership of PGC will be made only with approval of PGC.

Proxy Due Diligence Working Group

PGC has delegated responsibility to the Proxy Voting Due Diligence Working Group (”DDWG”) to review and recommend votes on certain proxy matters as outlined in the procedures below.

Proxy Administration

Allspring’s Stewardship Team (“Stewardship”) is responsible for administering the proxy voting process to ensure its implementation consistent with these Policies and Procedures. Stewardship monitors Allspring’s third party proxy voting vendor to ensure proxy voting is being done in a timely and accurate manner. Stewardship regularly reviews these Policies and Procedures and recommends revisions as necessary. Stewardship is also responsible for monitoring the potential conflicts of interest disclosed by the proxy voting vendor.

Third-Party Proxy Voting Vendor

Allspring has retained a third-party proxy voting vendor, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions, including: 1) providing research and recommendations on proxy matters, 2) providing technology to facilitate the sharing of ISS research, 3) voting proxies in accordance with Allspring’s instructions, and 4) handling various administrative and reporting items.

Proxy Voting Procedures

Allspring’s proxy voting process emphasizes engagement with Portfolio Management in order to leverage their knowledge of issuers. While Allspring’s process follows a systematic approach to arrive at a recommended vote, Portfolio Management is given the opportunity to review and override voting recommendations (with documented justification).

Unless otherwise required by applicable law1 and absent a Portfolio Management override, proxy matters are generally voted in accordance with Allspring’s voting policy at ISS designed to implement Allspring’s custom enhancements to the ISS Global Benchmark Proxy Voting Policy2 , as discussed in more detail below under “Allspring Proxy Voting Guidelines.”3 However, two types of proxy matters are subject to additional review:

01

Any proxy matters deemed of “high importance”[4] (e.g., proxy contests, mergers, and acquisitions) where ISS opposes the recommendations of issuer management will be referred to Portfolio Management for case-by-case review and vote determination.

02

Any proxy matters involving environmental or social issues where ISS opposes the recommendations of issuer management are reviewed by DDWG. If DDWG recommends a vote against issuer management, the recommendation is referred to Portfolio Management5 for case-by-case review and vote determination.

“High importance” and environmental and social proxy matters on which ISS supports the recommendations of issuer management are generally voted with issuer management, absent Portfolio Management feedback to the contrary.

Index Strategies

Certain client accounts employ strategies that seek to replicate the returns of an index (“Index Strategies”). Given the absence of fundamental research on positions held only in Index Strategies, Allspring will not vote proxies for positions held only in such strategies; provided that Allspring generally will vote proxies on a “high importance” matter where Allspring has a significant ownership level that increases the potential for its vote to be determinative on the matter.

Allspring Proxy Voting Guidelines

The following reflects Allspring’s Proxy Voting Guidelines in effect as of the date of these Policies and Procedures.

We believe that Boards of Directors of issuers should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by Allspring-managed funds, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of such funds accordingly.

[2]	The term “ISS Global Benchmark Policy” means the combination of ISS regional benchmark policies.
[3]	As directed by certain clients, Allspring applies other ISS guidelines (e.g., ISS Taft-Hartley Guidelines) or custom proxy guidelines provided by the client.
[4]	The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests, mergers, and other reorganizations.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interest.

•

In general, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties. For Chief Executive Officers, we allow for no more than one outside directorship and for directors at large of operating companies, no more than four in total.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We believe a well-composed board should seek members with a breadth of experiences, perspectives and skillsets in order to create the diversity of thought needed to ensure constructive debate in the boardroom. To this end, we support fulsome disclosure of a board’s process for building, assessing and maintaining an effective board, which should include a description of the range of skills, professional experience and personal characteristics (such as age, gender and/or race/ethnicity) represented on the board. We believe a board’s composition should comply with the requirements of any relevant market-specific governance frameworks and be consistent with market norms in the market in which the company is listed. To the extent that a board’s composition is inconsistent with such requirements or differs from prevailing market norms, we expect the company to disclose the board’s rationale for such differences and any anticipated actions to address them. On a case-by-case basis, our assessment of this disclosure may affect our willingness to support the chair of the nominations committee.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests.

•

We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general, we support market-standardized proxy access proposals, and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general, we support the right to call a special meeting with a threshold of 15%-25% of shareholder support as we believe it is a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests.

General Guidelines on Shareholder Proposals

When evaluating shareholder proposals, we consider their materiality to the company and relationship to long-term value generation and/or risk management in light of the company’s business model and specific operating context. For instance, certain social issues, such as employee safety, workforce engagement and human rights (including with respect to a company’s supply chain), can affect companies’ long-term prospects for success. Furthermore, certain environmental issues can present investment risks and opportunities that can impact a company’s long-term financial success.

If the issue is deemed material to the company, we then consider salient factors to inform our votes, such as the overall value of any report or other disclosure requested by a proposal, best-in-class practices by peer group companies and best practices in the applicable sector. We will generally avoid supporting proposals that are overly prescriptive, taking into account the current policies, practices, disclosures and regulatory obligations of the company, among other considerations. We generally favor shareholder proposals that improve transparency, as it allows our investment professionals to better understand a company’s risks and opportunities and its long-term value drivers.

Closed-End Funds

We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in these Policies and Procedures. We believe that the distinctive structure of CEFs can provide important benefits to investors but leaves CEFs uniquely vulnerable to short-term oriented activist investors. Thus, to protect the interests of their shareholders, many CEFs have adopted measures to defend against attacks from activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views and voting in accordance with the best interests of shareholders.

Practical Limitations to Proxy Voting

While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs). One such instance is “share blocking.”

Proxy voting in certain countries requires share blocking, which requires shareholders wishing to vote their proxies to deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.

Securities on Loan

Clients may have securities lending programs and instruct Allspring to endeavor to recall securities on loan to facilitate proxy voting on their behalf. With respect to proxies for loaned securities, if Stewardship is aware of a high importance matter expected on a proxy in time to recall the security, the security will generally be recalled for voting.

Conflicts of Interest

As a fiduciary to our clients, Allspring seeks to identify and mitigate conflicts of interest that may arise as a result of its proxy voting activities. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates have other relationships with the issuer of the proxy (e.g., if the issuer is a corporate pension fund client of Allspring). When PGC becomes aware of such a conflict of interest, it takes steps to mitigate the conflict by using any of the following methods:

•	Instructing ISS to vote in accordance with its recommendation

•	Disclosing the conflict to the relevant client and obtaining its consent before voting

•	Submitting the matter to the relevant client to exercise its authority to vote on such matter

•	Engaging an independent fiduciary who will direct the vote on such matter

•	Voting in proportion to other shareholders (“mirror voting”)

Finally, Allspring is a private company and controlling interest which is owned by certain private funds managed by GTCR LLC, a private equity firm (“GTCR”). These funds and other funds managed by GTCR also have ownership interests in other companies in which Allspring invests on behalf of its clients. Allspring manages this potential conflict of interest by defaulting all voting of any proxies issued by such companies to the ISS recommendation.

Records Retention

The Stewardship Team will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these Policies and Procedures

•	Proxy statements received for client securities (which ISS maintains on behalf of Allspring)

•	Records of votes cast on behalf of funds and separate account clients (which ISS maintains on behalf of Allspring)

•	Records of each written client request for proxy voting records and Allspring’s written response to any client request (written or oral) for such records

•	Any documents prepared by Allspring or ISS that were material to making a proxy voting decision

Such proxy voting books and records shall be maintained for a period of six years.

Disclosure of Policies and Procedures and Voting Results

These Policies and Procedures or a summary thereof are disclosed on Allspring’s website and as required in relevant regulatory documents.

Upon client request, Allspring will provide clients with proxy statements and any records as to how Allspring voted proxies on their behalf. Clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail: allspring.clientadministration@allspringglobal.com to request a record of proxies voted on their behalf.

Allspring discloses proxy voting results in periodic regulatory reports as required by applicable law. In addition, Allspring may disclose high-level proxy voting statistics in materials on its website. Allspring does not disclose to any issuer or third party how its separate account client proxies are voted.

Approved by PGC: 10 February 2026

Effective date: 1 April 2026

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Brian Keller, CFA

Senior Research Analyst, U.S. High Yield Credit Research, Global Fixed Income Research - Brian Keller is a senior U.S. high yield credit research analyst for the Global Fixed Income Research team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Prior to his current role, Brian served as an intern for WFAM’s Heritage Growth Equity team and for Bank of America/Merrill Lynch. He began his investment industry career in 2010. Brian earned bachelor’s degrees in finance and accounting from the University of Wisconsin, Milwaukee. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Michael J. Schueller, CFA

Senior Portfolio Manager, Plus Fixed Income - Michael (Mike) Schueller is a senior portfolio manager and co-leads U.S. high yield for the Plus Fixed Income team at Allspring Global Investments. In this capacity, he has oversight and portfolio management responsibilities for separate accounts, mutual funds, and commingled vehicles across a range of strategies. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He joined WFAM as a senior investment research analyst from Strong Capital Management, where he held a similar position. Mike rejoined Strong in 2000, having left the firm to start a trust department for Community Bank & Trust in Sheboygan, Wisconsin. Before that, he served as associate counsel for Strong’s legal department. Prior to this, Mike practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C., in Milwaukee, specializing in corporate reorganizations, mergers, and acquisitions. He began his investment industry career in 1998. Mike earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information abou5t the registered investment companies (including the Fund) and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of April 30,2026.

Brian Keller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	2	21
Total assets of above accounts (millions)	$3,564.95	111.09	598.48

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	1
Total assets of above accounts (millions)	$0.00	$0.00	$141.00

Michael J. Schueller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	17	8	24
Total assets of above accounts (millions)	$20,089.21	1,630.39	1,088.61

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	1
Total assets of above accounts (millions)	$0.00	$0.00	$141.00

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Allspring Investments

Allspring Global Investments, LLC (“Allspring Investments”) Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Allspring Investments

The compensation structure for Allspring Investments’ Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, Allspring Investments also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining his/her total compensation. In addition, Portfolio Managers who meet the eligibility requirements may participate in our 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Allspring Investments’ investment incentive program plays an important role in aligning the interests of its Portfolio Managers, investment team members, clients, and shareholders. Incentive awards for Portfolio Managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3 and 5 year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.

Once determined, incentives are awarded to Portfolio Managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3 year period. For many of its Portfolio Managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

As an independent firm, approximately 20% of Allspring Group Holdings, LLC (of which Allspring Investments is a subsidiary) is owned by employees, including Portfolio Managers.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of April 30, 2026:

Brian Keller	None
Michael J. Schueller	$100,001-$500,000

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
5/1/2025 to 5/31/2025	0	$0.00	0	2,954,617
6/1/2025 to 6/30/2025	0	0.00	0	2,954,617
7/1/2025 to 7/31/2025	0	0.00	0	2,954,617
8/1/2025 to 8/31/2025	0	0.00	0	2,954,617
9/1/2025 to 9/30/2025	0	0.00	0	2,954,617
10/1/2025 to 10/31/2025	0	0.00	0	2,954,617
11/1/2025 to 11/30/2025	0	0.00	0	2,954,617
12/1/2025 to 12/31/2025	0	0.00	0	2,954,617
1/1/2026 to 1/31/2026	0	0.00	0	2,954,617
2/1/2026 to 2/28/2026	0	0.00	0	2,954,617
3/1/2026 to 3/31/2026	0	0.00	0	2,954,617
4/1/2026 to 4/30/2026	0	0.00	0	2,954,617
Total	0	$0.00	0	2,954,617

On November 13, 2025, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2026 and ending on December 31, 2026. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 16. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Income Opportunities Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

Not applicable.

ITEM 19. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2022.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Income Opportunities Fund

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date: June 24, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Income Opportunities Fund

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date: June 24, 2026

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer (Principal Financial Officer)

Date: June 24, 2026